UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2016

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 29, 2016, Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership, acquired the Domain Apartments, a multi-family community located in Henderson, Nevada. LV Eastern, LLC, the seller of the Domain Apartments, is not affiliated with Hines Global II or its affiliates.

The Domain Apartments were constructed in 2014 and consist of 308 units with an average unit size of 1,075 square feet located on a 15.5 acre site. The community features certain amenities, such as a fitness center, resort-style swimming pool, movie theater, electric vehicle charging stations and bicycle rentals. As of the date of acquisition, the multi-family community was 95% leased with an average effective monthly rental rate of $1,252 per unit. Average effective monthly rental rate per unit is calculated as the monthly contractual base rent excluding charges for storage, parking, pets and other miscellaneous amounts, net of free rent, divided by the average units leased.

The contract purchase price for the Domain Apartments was $58.2 million, exclusive of transaction costs and working capital reserves. Hines Global II funded the acquisition using proceeds from its public offering, an advance under its credit facility with Hines Interests Limited Partnership (“Hines”), an affiliate of Hines Global II, and a $34.3 million promissory note (see item 2.03 below). The credit facility with Hines was described in Hines Global II’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 19, 2014.

The estimated going-in capitalization rate for the Domain Apartments is approximately 5.5%. The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months and assumptions related to leasing vacant space.

The terms of the acquisition of the Domain Apartments are set forth in the purchase and sale agreement and related amendments that were were filed as exhibits to Hines Global II’s Current Report on Form 8-K filed with SEC on December 10, 2015 and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2016, Hines Global II, through a wholly-owned subsidiary of its operating partnership, entered into a loan agreement with Wells Fargo Bank, National Association (“Wells Fargo”) with the principal sum of $34.3 million (the “Note”) to fund the acquisition of the Domain Apartments. Interest accrued on the Note is due and payable on the first business day of each month commencing in February 2016. The Note has a floating interest rate of Libor + 1.60%. Repayment of principal is due upon the maturity of the Note on January 29, 2020.

The Note may be prepaid at any time on or after July 29, 2017, subject to certain conditions, including but not limited to providing 30 days’ advance notice to Wells Fargo.

The Note contains various customary events of default, with corresponding grace periods, including, without limitation, payment defaults and bankruptcy defaults. The Note also contains customary financial and other covenants, including, without limitation, covenants regarding the debt service coverage ratio, failure to maintain a property management agreement and other customary covenants which are more fully described therein. Upon the occurrence of any default, Wells Fargo may declare all sums owed under this note immediately due and payable.

The description above is a summary and is qualified in its entirety by the loan agreement and related promissory note, which are filed as Exhibits 10.5 and 10.6 to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file the financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than April 15, 2016.

(d) Exhibits:

10.1
Real Estate Purchase Agreement, dated as of July 8, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on July 14, 2015 and incorporated by reference herein)

10.2
First Amendment to Real Estate Purchase Agreement, dated as of August 7, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.3
Second Amendment to Real Estate Purchase Agreement, dated as of August 21, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.4
Third Amendment to and Reinstatement of Real Estate Purchase Agreement, dated as of December 4, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.5	Loan Agreement, dated as of January 29, 2016 by and between Wells Fargo Bank, National Association, as Lender and Hines Global REIT II 891 Coronado LLC, as Borrower
10.6	Promissory Note, dated as of January 29, 2016 by and between Hines Global REIT II 891 Coronado LLC, as borrower, and Wells Fargo Bank, National Association, as lender

Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the estimated going-in capitalization rate for the property described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the ability and willingness of the current tenants to continue to make rental payments pursuant to their lease agreements and other risks described in Hines Global II’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

February 4, 2016	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

10.1
Real Estate Purchase Agreement, dated as of July 8, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on July 14, 2015 and incorporated by reference herein)

10.2
First Amendment to Real Estate Purchase Agreement, dated as of August 7, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.3
Second Amendment to Real Estate Purchase Agreement, dated as of August 21, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.4
Third Amendment to and Reinstatement of Real Estate Purchase Agreement, dated as of December 4, 2015, by and between Hines Global REIT II 891 Coronado LLC and LV Eastern, LLC (filed as Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed on December 10, 2015 and incorporated by reference herein)

10.5	Loan Agreement, dated as of January 29, 2016 by and between Wells Fargo Bank, National Association, as Lender and Hines Global REIT II 891 Coronado LLC, as Borrower
10.6	Promissory Note, dated as of January 29, 2016 by and between Hines Global REIT II 891 Coronado LLC, as borrower, and Wells Fargo Bank, National Association, as lender